THIS LOAN AGREEMENT is dated for reference and made effective the 15th day of January, 1997,

BETWEEN:

          ICHOR CORPORATION, a corporation organized under the laws of Delaware, and having an office at 300 Oxford Drive, Monroeville, Pennsylvania, 15146

          (hereinafter called "ICHOR")

                                                         OF THE FIRST PART
AND:

          ICHOR SERVICES, INC., a corporation, organized under the laws of Delaware and having an office at 300 Oxford
          Drive, Monroeville, Pennsylvania, 15146

          (hereinafter called "ISI")

                                                         OF THE SECOND PART

          (ICHOR and ISI are hereinafter collectively called the "Borrowers")

AND:

          DRUMMOND FINANCIAL CORPORATION, a corporation, organized under the laws of Delaware and having an address at 1250, 400 Burrard Street, Vancouver, British Columbia, V6C 3A6

          (hereinafter called the "Lender")

                                                         OF THE THIRD PART

WHEREAS the Borrowers have requested that the Credit Facility (hereinafter defined) be made available by the Lender to the Borrowers;

AND WHEREAS the Lender has agreed to make the Credit Facility available to the Borrowers upon the terms and conditions set out herein;

NOW THEREFORE THIS LOAN AGREEMENT WITNESSES THAT in consideration of the respective agreements hereinafter set forth and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto acknowledge, declare, covenant and agree as follows:

                            ARTICLE I

1.     INTERPRETATION

1.1    Definitions
       -----------

When used in this Loan Agreement (including the recitals) or in any amendment or schedule hereto, the following terms shall, unless otherwise expressly provided, have the following meanings, respectively:

"Advance Date" means with respect to each Advance the date upon which such Advance shall be made by the Lender to the Borrowers;

"Advances" means advances made by the Lender to the Borrowers or at the Borrowers' direction from time to time pursuant to the provisions hereof, and "Advance" means any such advance;

"Ancillary Documents" means, collectively, the Note and the General Security Agreement and "Ancillary Document" means any one of them;

"Banking Day" means a day on which the Main Branch of the Royal Bank of Canada is open for business in Vancouver, British Columbia;

"Credit Facility" means the credit facility in the Principal Sum established by the Lender in favour of the Borrowers pursuant to Section 2.1 hereof;

"Collateral" means all present or after acquired personal property of the Borrowers as more specifically set out in the General Security Agreement(s);

"Financing Statement(s)" means Universal Commercial Code financing statements to be executed by the Borrowers to enable the Lender to perfect its security interests in the Collateral;

"General Security Agreement(s)" means agreement(s) between the Borrowers and the Lender pursuant to which the Borrowers grant a security interest to and in favour of the Lender over all of their present and after-acquired personal property which agreement(s) shall be in substantially the form appended as Schedule "B" hereto;

"Interest Rate" means 10% per annum;

"Loan Agreement" means this loan agreement and the schedules hereto;

"Note" means the promissory note delivered by the Borrowers to the Lender, in the form of Schedule "A" hereto, to evidence the maximum principal indebtedness of the Borrowers to the Lender hereunder;

"Person" means an individual, a corporation, a partnership, a trustee, or any unincorporated organization, and words importing persons have a similar meaning;

"Principal Sum" means $250,000;

"Security" means the security to be provided by the Borrowers to the Lender described in Section 4.1 hereof.

1.2    Headings, etc.
       --------------

The division of this Loan Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Loan Agreement.

1.3    Amendment
       ---------

No amendment of any provision of this Loan Agreement or the Ancillary Documents shall be effective unless the same shall be in writing and signed by each party thereto which is then a party to or, to whom a security interest has been granted pursuant to, the respective document being amended.

1.4    Counterparts
       ------------

This Loan Agreement may be executed in any number of counterparts by one or more parties hereto and such counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

An executed counterpart of this Loan Agreement may be delivered by facsimile transfer or similar form of electronic communication from one party to the other provided that an original executed counterpart is promptly delivered to such receiving party.

1.5    Payments
       --------

Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day and such extension of time shall in such case be included in the computation of the payment of interest hereunder, but shall not in any event operate as a waiver by the Lender of any of its rights.

1.6    Severability
       ------------

If one or more provisions contained in this Loan Agreement and/or an Ancillary Document shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof and/or thereof shall not be affected or impaired thereby.

1.7    Currency
       --------

Unless otherwise specified herein all references to "dollars" shall be references to U.S. Currency.

1.8    Schedules
       ---------

Schedules and other documents attached or referred to in this Loan Agreement are an integral part of this Loan Agreement.

                            ARTICLE II

2.     CREDIT

2.1    Credit Facility
       ---------------

Relying on each of the representations and warranties set out herein and subject to the terms and conditions set forth herein, the Lender hereby extends and agrees to make available to the Borrower, the Credit Facility in the amount of the Principal Sum.

2.2    Nature of the Credit Facility
       -----------------------------

The Credit Facility shall be available to the Borrowers up to the Principal Sum on a revolving basis subject to termination following demand for payment as hereinafter provided. Notwithstanding the foregoing, the Borrowers acknowledge that the Lender may at any time, in its absolute discretion, refuse to make any Advance requested under the Loan Agreement notwithstanding that the Borrowers are in compliance with their covenants set out herein, and without limiting the generality of the foregoing shall be entitled to refuse to make an advance if:

     (a) the Borrowers shall fail to pay any principal hereunder when the same becomes due and payable;

     (b) the Borrower shall fail to pay any interest or default interest hereunder when the same becomes due and payable;

     (c) any representation, warranty or certification made by the Borrower or the Guarantor herein or in relation hereto or in any other agreement to which the Borrower or the Guarantor and the Lender are a party shall prove to have been incorrect when made;

     (d) either Borrower shall fail to perform any term, covenant or agreement contained herein on its part to be performed or observed;

     (e) either Borrower shall generally not pay its debts as such debts become due, or shall indicate in writing its inability to pay such debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against either Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any part of its property or the Borrower or the Guarantor shall take any corporate action to authorize any of the actions set forth above;

     (f) either Borrower shall fail to pay the principal of or premium or interest on any debt of either Borrower which is outstanding in an aggregate principal amount in excess of $5,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or if any other event shall occur specified in any agreement or instrument relating to any such debt, if the effect of such event is to permit the acceleration of the maturity of such debt; or debt of either Borrower which is outstanding in an aggregate principal amount exceeding $5,000 shall be validly declared to be due and payable prior to the stated maturity thereof;

     (g) any judgment or order for the payment of money in excess of $5,000 shall be rendered against either Borrower;

     (h) either Borrower shall engage in any business not currently carried on by it and such engagement shall constitute in the opinion of the Lender an event which has an adverse effect on the ability of either Borrower to perform its obligations under the Loan Agreement; or

     (i) in the opinion of the Lender there occurs any adverse change from the date hereof or any date subsequent hereto in the financial condition, business, operations, assets, properties or prospects of either Borrower.

2.3    Interest on Advances
       --------------------

The Borrowers shall pay to the Lender interest on Advances from the Lender at the Interest Rate. Interest shall accrue daily in arrears and shall be compounded monthly while such Advances are outstanding and shall be computed on the basis of a year of 365 days and for actual days elapsed and shall be payable on demand.

2.4    Default Interest
       ----------------

Default interest shall be paid on all interest payable hereunder which is overdue. Default interest with respect to interest payable shall be calculated daily and compounded monthly at the Interest Rate. Default interest on overdue interest shall be paid on demand both before and after default and judgment. Default interest shall be computed from and including the date interest payable pursuant to the Loan Agreement becomes due and shall be paid for so long as such amount or amounts remain unpaid.

2.5   Notice for Advances
      -------------------

The Borrowers shall give to the Lender not less than 24 hours notice of their intention to take an Advance which notice shall specify the amount of the Advance, the Advance Date. All Advances shall be requested and made in multiples of $1,000 and shall be advanced from the Lender as directed by the Borrower on the Advance Date by way of telegraphic or other internal bank transfers or by such other method of delivery as may be set out in the notice requisitioning the Advance and agreed upon by the Lender, provided that the Lender may advance in multiples other than $1,000 and such Advances shall be properly made.

2.6   Conditions of the Advances
      --------------------------

The Lender shall not make an initial Advance unless on such Advance Date all representations and warranties of the Borrowers as set out herein are true and correct and each of the following conditions is satisfied as of such date:

(a) the execution and delivery by the Borrowers to the Lender of the Loan Agreement, the Note and the General Security Agreement;

(b) the execution and delivery by the Borrowers to the Lender of all such documents as in the opinion of counsel to the Lender are necessary or appropriate to render effective the Security and protect the rights of the Lender in respect thereof, including:

      (i) certified copies of the constating documents of the Borrowers and any amendments thereto;

      (ii)  certificates of good standing of the Borrowers;

      (iii) certified copies of resolutions of the boards of directors of the Borrowers authorizing the Borrowers to execute and deliver and perform their obligations under the Loan Agreement and authorizing the execution, delivery and performance of the Ancillary Documents to which each is a party and the delivery of the instruments, agreements, certificates and other documents contemplated herein and therein and the manner in which and by whom the foregoing documents are to be executed and delivered;

      (iv) incumbency certificates of the Borrowers setting forth the names of their directors and officers and specimen signatures of the individuals who sign the Loan Agreement, the Ancillary Documents and the instruments, agreements, certificates and other documents provided for or contemplated therein; and

      (v) a favourable opinion of counsel for the Borrowers (in form and content satisfactory to the solicitors for the Lender) to the effect that:

            (A) each of the Borrowers exists as a company in its jurisdiction of organization and is in good standing with respect to all required corporate filings;

            (B) the Borrowers have the corporate power and capacity to borrow money in the manner herein contemplated and have the corporate capacity to grant security therefor in the manner herein contemplated and to enter into, observe and perform the terms and obligations on its part to be observed and performed under the Loan Agreement and the Ancillary Documents;

            (C) the Borrowers have duly authorized, executed and delivered the Loan Agreement and the Ancillary Documents to which it is a party and the Loan Agreement and the Ancillary Documents constitute valid and binding obligations of the Borrowers, and the Loan Agreement is enforceable against the Borrowers in accordance with its terms, save as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws at the time in effect affecting the rights of creditors generally and subject to equitable principles which may limit the availability of certain remedies;

            (D) insofar as they are aware in their capacity as counsel for the Borrowers, there are no actions, proceedings or investigations pending or threatened which question the validity of the Loan

                  Agreement and the Ancillary Documents or the validity of any act to be taken pursuant thereto; and

(c) registration of Financing Statements in a form or forms satisfactory to the Lender in such registries as the Lender may require;

(d) the representations and warranties contained herein are true and correct; and

(e) the Borrowers shall have complied with all of their covenants and obligations in this Loan Agreement.

The conditions set forth in this Section 2.6 are for the sole benefit of the Lender and may be waived by the Lender from time to time in whole or in part.

                           ARTICLE III

3.     REPAYMENTS OF PRINCIPAL AND INTEREST

3.1    Repayment of Credit Facility
       ----------------------------

The Lender may at any time, in its absolute discretion, terminate the availability of the Credit Facility and demand payment of all monies due thereunder within a reasonable period of time from the date of demand. After the lapse of such reasonable period of time, the Borrowers shall immediately pay to the Lender all amounts outstanding under the Credit Facility, including principal, interest and default interest. For the purposes of this provision, a reasonable period of time shall be five (5) days unless the Lender reasonably determines that the value of the Borrowers' businesses or the Security would be reduced or the ability of the Lender to realize on such security would be impaired by such delay or any part thereof. The Borrowers acknowledge that the Credit Facility is made available by the Lender on a demand basis and that the Lender is entitled to demand payment from the Borrowers at any time notwithstanding that the Borrowers are in compliance with its covenants herein.

3.2    Borrowers' Right to Prepay Credit Facility
       ------------------------------------------

The Borrowers may repay all or part of the Credit Facility from time to time. Prepayments may be made at anytime without notice, bonus, penalty or premium.

3.3    Place of Payment of Principal and Interest
       ------------------------------------------

All payments of principal and interest due to the Lender shall be made on the day that such amount is due to the Lender at the Lender's address provided for in this Loan Agreement.

                            ARTICLE IV

4.     SECURITY

4.1    Security
       --------

As general and continuing security for the performance of their obligations hereunder, and the prompt payment when due by the Borrowers of their borrowings under the Credit Facility and interest thereon and all other moneys for the time being and from time to time owing by the Borrowers hereunder, including default interest, the Borrowers shall execute or cause to be executed and deliver to the Lender, on or before the first Advance Date, the following:

     (a)   the Note; and

     (b)   the General Security Agreements.

The Security granted hereunder is in addition to and not in substitution for any other security interest now or hereafter held by the Lender from either Borrower or from any other person whomsoever and secures and is and shall at all times be general and continuing security for the payment, performance and satisfaction of any and all indebtedness and liability of the Borrowers to the Lender (including interest and default interest thereon) present or future, direct or indirect, absolute or contingent, extended or renewed, wheresoever and howsoever incurred and, without limiting the generality of the foregoing, for the performance and satisfaction of all obligations of the Borrowers to the Lender under the Loan Agreement (all of which indebtedness, liability and obligations are hereinafter collectively called the "Indebtedness"). If the Security is not sufficient to satisfy all Indebtedness of the Borrowers, the Borrowers acknowledge and agrees that the Borrowers shall continue to be liable for any Indebtedness remaining outstanding and the Lender shall be entitled to pursue full payment thereof.

4.2    Conflicts
       ---------

If a conflict or inconsistency exists between a provision of this Loan Agreement and a provision of the Ancillary Documents or any part thereof, then the provisions of this Loan Agreement shall prevail. Notwithstanding the foregoing, if there is any right or remedy of the Lender set out in the Ancillary Documents or any part thereof which is not set out or provided for in this Loan Agreement, such additional right or remedy shall not constitute a conflict or inconsistency. The Lender acknowledges that the Principal Sum evidenced by the Note may exceed the principal and interest due or accruing due from the Borrowers to the Lender hereunder and the Lender covenants not to demand or require payment of a principal sum in excess of that payable hereunder.

4.3    Return of Security
       ------------------
Upon payment of all principal and interest due from the Borrowers to the Lender under this Loan Agreement, the Lender shall forthwith upon receipt of written notice requiring return of the Security surrender its interest in and deliver the Security to the Borrowers.

                            ARTICLE V

5.     REPRESENTATIONS AND WARRANTIES

5.1    Representations and Warranties of the Borrowers
       -----------------------------------------------

The Borrowers represent and warrant to the Lender as set forth in this part of the Loan Agreement. All representations and warranties shall survive all borrowings and no investigation at any time made by or on behalf of a Lender shall diminish in any respect whatsoever its right to rely thereon. The Borrowers represent and warrant to the Lender as follows:

(a) each of the Borrowers has full corporate power and authority to own its properties and to enter into and perform its obligations under this Loan Agreement and the Ancillary Documents and to do all acts and things and execute and deliver all other documents as are required hereunder or thereunder to be done, observed or performed by it in accordance with their terms;

(b) each of the Borrowers has taken all necessary action to authorize the creation, execution, delivery and performance of this Loan Agreement and to observe and perform the provisions of each in accordance with its terms as of the date hereof and the Loan Agreement and each of the Ancillary Documents has been duly executed by the Borrowers, as required, and when delivered will be legal, valid and binding obligations of the Borrowers, enforceable in accordance with their terms, save as enforcement may be limited by applicable bankruptcy, insolvency, moratorium and similar laws at the time in effect affecting the rights of creditors generally and subject to equitable principles which may limit the availability of certain remedies;

(c) each of the Borrowers is a company, validly existing and in good standing with respect to the filing of required corporate returns under the laws of its jurisdiction and is duly qualified, in good standing and authorized to do business in all jurisdictions where the character of the properties owned by it or the nature of the business transacted by it makes such qualification necessary;

(d) the execution and delivery and performance of the Loan Agreement and the Ancillary Documents will not contravene any material provision of any regulation, order or permit applicable to the Borrowers or cause a conflict with or contravention of either of their constating documents or cause a breach of or constitute a default under or require any consent under any agreement or instrument to which either Borrower is a party or by which either Borrower is bound except such as have been obtained;

(e) neither Borrower is in default under any agreement or instrument to which it is a party in any way which materially adversely affects its business and there are no suits or judicial proceedings or proceedings before any governmental commission, board or other agency pending or to the knowledge of either Borrower or threatened against either Borrower which involves a significant risk of a judgment or liability which, if satisfied, would have a materially adverse affect upon the financial position of either Borrower or the ability to borrow or meet the Borrowers' obligations under the Loan Agreement;

(f) each Borrower has all leases, licenses, permits and consents as are essential for the carrying on of its business in the manner in which its business is carried on and all such leases, licenses, permits and consents are in full force and effect and no proceedings relating thereto are pending or known to either Borrower which materially adversely affects its business;

(g) neither Borrower is in default under any guarantee, bond, debenture, note or other instrument evidencing any indebtedness or under the terms of any instrument pursuant to which any of the foregoing has been issued or made and delivered and, to the knowledge of either Borrower there exists no state of facts which, after notice or lapse of time or both would constitute such a default;

(h) ICHOR has furnished to the Lenders its most recent audited financial statements for the fiscal year ended January 31, 1996, all such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as stated therein or in the notes thereto, and present fairly the financial position of the Borrowers as at the date thereof; and

(i) since January 1, 1996, there has been no material adverse change in the financial condition of the Borrowers from that shown in the financial statements delivered to the Lender other than in the ordinary course of their respective businesses, and any such change in the ordinary course of their respective businesses has not been materially adverse to the businesses of the Borrowers except as disclosed to the Lender;

                            ARTICLE VI

6.     COVENANTS

6.1    Covenants of the Borrowers
       --------------------------

The Borrowers jointly and severally covenant to the Lender as follows and confirm that the Lender is relying upon such covenants that:

(a) the Borrowers will duly and punctually pay all principal, interest and default interest required to be paid by the Borrowers hereunder in the manner specified herein;

(b)   the Borrowers will maintain their corporate existence at all times;

(c) the Borrowers will observe and perform all of their covenants contained in this Loan Agreement and the Ancillary Documents;

(d) the Borrower will not sell, assign, give, transfer, pledge, mortgage, charge, create a security interest in or otherwise encumber any of the Collateral other than pursuant to the General Security Agreement(s);

(e) ICHOR will keep or cause to be kept proper books of account and shall furnish to the Lender within ninety (90) days after the close of each fiscal year copies of its annual consolidated audited financial statements reported on by its auditor and accompanied by their signed report and within forty-five (45) days of the close of each fiscal quarter shall provide copies of its quarterly consolidated unaudited financial statements including a consolidated balance sheet, a consolidated statement of earnings and retained earnings and a consolidated statement of changes of financial position signed by the chief financial officer of ICHOR;

(f) the Borrowers will at all times keep adequately insured by a financially sound or reputable insurer (and will provide satisfactory evidence thereof to the Lender on at least an annual basis and on request) all assets and property of a character customarily insured by persons engaged in the same or similar businesses, similarly situated, including inventory and business interruption insurance against loss or damage of the kinds, customarily insured against by such persons and in such amounts as are customarily insured for by such persons and that the Borrower will forthwith notify the Lender upon the happening of any significant loss and will duly and punctually pay or cause to be paid all premiums and other sums of money for maintaining such insurance and will, at the request of the Lender, cause the Lender to be designated as first loss payee under any contract of insurance maintained by either Borrower over the Collateral;

(g) the Borrowers will file all material returns including income tax returns and filings in all required jurisdictions;

(h) the Borrowers will pay all taxes (except taxes in dispute which are being contested in good faith) including interest and penalties and will pay or make adequate reserves for the ultimate payment of any tax payment which is being contested; and

(i) the Borrowers will permit from time to time, as requested by the Lender, any person designated by the Lender to examine their financial records and will cause ICHOR's chief financial officer or such other senior officer as may be appropriate, to discuss and explain, as the case may be, any of their affairs, finances and accounts and to provide such other information pertaining to its business as the said representative may reasonably require;

                           ARTICLE VII

7.     MISCELLANEOUS

7.1    Notices
       -------

Any demand, notice or communication to be made or given hereunder shall be in writing and may be made or given by personal delivery or by transmittal by facsimile addressed to the respective parties as follows:

       To the Borrowers      ICHOR Corporation
                             300 Oxford Drive
                             Monroeville, Pennsylvania, 15146
                             Fax: (412) 856-6057

                             ICHOR Services, Inc.
                             300 Oxford Drive
                             Monroeville, Pennsylvania, 15146
                             Fax: (412) 856-6057

       To the Lender:        Drummond Financial Corporation
                             1250 - 400 Burrard Street
                             Vancouver, B.C.  V6C 3A6
                             Attention: President
                             Fax: (604) 683-3205
or to such other address or facsimile number as any party may from time to time notify the others in accordance with this Section 7.1. Any demand, notice or communication, if made or given by personal delivery, shall be conclusively deemed to have been given on the day of actual delivery thereof, or if made or given by telecopy shall be conclusively deemed to have been given on the first Banking Day following the transmittal thereof.

7.2    Governing Law and Jurisdiction
       ------------------------------

Notwithstanding any applicable conflict of laws principles, the Borrower hereby irrevocably agrees that any legal action or proceedings against it with respect to this Loan Agreement may be brought in the courts of the Province of British Columbia or in such other court as the Lender may elect and, by execution and delivery of this Loan Agreement, the Borrower hereby irrevocably submits and attorns to the jurisdiction of each such court. This Loan Agreement shall be governed by and construed in accordance with the laws in force in the Province of British Columbia.

7.3    Benefit of the Agreement
       ------------------------

This Loan Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

7.4    Further Assurances and Security
       -------------------------------

The Borrowers will do, execute and deliver all such further acts, documents and things as the Lender may require for the purpose of giving effect to this Loan Agreement or further securing the obligations of the Borrowers arising hereunder and the Borrowers agree to provide to the Lender such replacement, supplementary or additional security as the Lender may require.

7.5    Assignments and Participations
       ------------------------------

The Borrowers may not assign any or all of their rights and/or obligations hereunder or under the Ancillary Documents without the prior written consent of the Lender. The Lender may assign any or all of its rights and/or obligations hereunder or under the Ancillary Documents, and without limiting the generality of the foregoing, may assign any or all of its rights and/or obligations with respect to any specific Advance and/or the Security or any part thereof.

7.6    Joint and Several Obligations
       -----------------------------

The obligations of the Borrowers hereunder and under the Ancillary Documents are joint and several.

7.7    Entire Agreement
       ----------------

This Loan Agreement and the Ancillary Documents comprise the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements express, implied or statutory, between the parties with respect to the subject matter hereof other than as expressly set forth in this Loan Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Loan Agreement to be executed effective as of the date first above written.


ICHOR CORPORATION

By: /s/ John M. Musacchio
   ---------------------------

Name:   John M.  Musacchio
     -------------------------

Title:  President
      ------------------------


ICHOR SERVICES, INC.

By: /s/ John M. Musacchio
   ---------------------------

Name:   John M.  Musacchio
     -------------------------

Title:  President
      ------------------------


DRUMMOND FINANCIAL CORPORATION

By: /s/ Roy Zanatta
   ---------------------------

Name:   Roy Zanatta
     -------------------------

Title:  Secretary
      ------------------------

                           SCHEDULE "A"

                         PROMISSORY NOTE

FOR VALUE RECEIVED the undersigned hereby jointly and severally promise to pay, upon demand, to DRUMMOND FINANCIAL CORPORATION the principal sum of Two Hundred Fifty Thousand ($250,000) U.S. Dollars, together with interest at the applicable rate specified in that certain Loan Agreement dated January 15, 1997, between Drummond Financial Corporation, ICHOR Corporation and ICHOR Services, Inc. (the "Loan Agreement"), on such principal amount or part thereof outstanding from time to time from the date or dates of advance thereof and interest on overdue interest at the rate specified in the Loan Agreement, as well after as before judgment and both before and after default, until payment in full in the manner specified in the Loan Agreement, such interest to be calculated in the manner and paid in arrears as specified in the Loan Agreement.

All capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

This Note is issued pursuant to the Loan Agreement and is subject to all of the provisions thereof.

All payments of principal and interest shall be made at the place and times and for value on the date due in the manner set forth in the Loan Agreement.

Notwithstanding any applicable conflict of laws principles, this Note shall be governed by and construed in accordance with the laws of British Columbia and the undersigned hereby attorns to the jurisdiction of the Courts of British Columbia or such other Court as Drummond Financial Corporation may elect.

NOTICE OF PRESENTMENT, PROTEST AND DISHONOUR ARE HEREBY WAIVED.

DATED at            ,            , the       day of January, 1997.
         ----------   ----------       -----


ICHOR CORPORATION

Per:
    --------------------

ICHOR SERVICES, INC.


Per:
    --------------------

                           SCHEDULE "B"

                    GENERAL SECURITY AGREEMENT


THIS SECURITY AGREEMENT is made effective the 15th day of January, 1997,

BETWEEN:

         ICHOR SERVICES, INC., a corporation organized under the laws of Delaware, and having an office at 300 Oxford
         Drive, Monroeville, Pennsylvania, 15146

         (the "Debtor")

                                                         OF THE FIRST PART

AND:

         DRUMMOND FINANCIAL CORPORATION, a corporation organized under the laws of Delaware and having an address at 1250, 400 Burrard Street, Vancouver,
         British Columbia, V6C 3A6

         (the "Secured Party")

                                                        OF THE SECOND PART

1.     SECURITY INTEREST

1.1 For consideration and as security for the payment and performance of the Obligations referred to in clause 3 hereof, the Debtor, subject to the exceptions set out in clause 2, hereby mortgages, charges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, all the Debtor's right, title and interest in and to all presently owned or held and after acquired or held personal property, assets and undertakings of the Debtor (other than real property), of whatever nature or kind and wheresoever situate and all proceeds thereof and therefrom (all of which is hereinafter collectively called the "Collateral") including, without limiting the generality of the foregoing:

       (a)   Equipment
             ---------

             All equipment, including, without limiting the generality of the foregoing, machinery, tools, fixtures, furniture, furnishings, chattels, motor vehicles, vessels and other tangible personal property that is not Inventory, and all parts, components, attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing (all which is hereinafter collectively called the "Equipment");

       (b)   Inventory
             ---------

             All inventory, including, without limiting the generality of the foregoing, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental service, all raw materials, work in process, finished goods, returned goods, repossessed goods, and all packaging materials, supplies and containers relating to or used or consumed in connection with any of the foregoing (all of which is hereinafter collectively called the "Inventory");

       (c)   Accounts
             --------

             All debts, accounts, claims, monies and choses in action which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor and all books, records, documents, papers and electronically recorded data recording, evidencing or relating to the said debts, accounts, claims, monies and choses in action or any part thereof (all of which is hereinafter collectively called the "Accounts");

       (d)   Other Personal Property
             -----------------------

             All documents of title, chattel paper, instruments, securities and money and all other goods of the Debtor that are not Equipment, Inventory or Accounts;

       (e)   Intangibles
             -----------

             All contractual rights, licenses, goodwill, patents trademarks, trade names, copyrights and other intellectual property of the Debtor, all other choses in action of the Debtor of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor, and all other intangible property of the Debtor which is not Accounts, chattel paper, instruments, documents of title, securities or money.

2.     EXCEPTIONS

2.1 The last 10 days of the term created by any lease or agreement therefor are hereby excepted out of any charge or security interest created by this Security Agreement but the Debtor shall stand possessed of the reversion thereby remaining upon trust to assign and dispose thereof to any third party as the Secured Party shall direct.

2.2 There shall be excluded from the security interests hereby created any consumer goods of the Debtor.

3.     OBLIGATIONS SECURED

3.1 This Security Agreement and the security interests hereby created are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor or from any other person whomsoever and shall be general and continuing security for the payment of all indebtedness and liability of the Debtor to the Secured Party (including interest thereon), present and future, absolute or contingent, joint or several, direct or indirect, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate balance thereof, including all future advances and re-advances, and for the performance of all obligations of the Debtor to the Secured Party, whether or not contained in this Security Agreement (all of which indebtedness, liability, and obligations are hereinafter collectively called the "Obligations").

4.     PROHIBITIONS

4.1 Without the prior written consent of the Secured Party the Debtor shall not have power to:

       (a) create or permit to exist any security interest in, charge, encumbrance or lien over, or claims against any of its property, assets, or undertakings which ranks or could in any event rank in priority to or pari passu with any security interest created by this Security Agreement; or

       (b)   grant, sell, or otherwise assign its chattel paper.

5.     ATTACHMENT

5.1 The Debtor acknowledges that the security interests hereby created attach upon the execution of this Security Agreement (or in the case of any after acquired property, upon the date of acquisition thereof), that value has been given, and that the Debtor has, or in the case of after acquired property will have, rights in the Collateral.

6.     REPRESENTATIONS AND WARRANTIES

6.1 The Debtor, if a company or a partnership, represents and warrants that this Security Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) or of the partners, as the case may be, of the Debtor and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Security Agreement, and the performance of the Debtor's obligations hereunder, legal, valid and binding.

6.2 The Debtor represents and warrants that the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only the charges or security interests, if any, shown in the schedule hereto and those consented to in writing by the Secured Party, and the Debtor has good right and lawful authority to grant a security interest in the Collateral as provided by this Security Agreement.

7.     COVENANTS OF THE DEBTOR

7.1 The Debtor covenants that at all times while this Security Agreement remains in effect the Debtor will:

       (a) defend the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons;

       (b) fully and effectually maintain and keep maintained the security interests hereby created valid and effective;

       (c) maintain insurance on the Collateral with an insurer, of kinds, for amounts and payable to such person or persons, all as the Secured Party may require;

       (d)   maintain the Collateral in good order and repair;

       (e)   forthwith pay:

             (i) all taxes, assessments, rates, duties, levies, government fees, claims and dues lawfully levied, assessed or imposed upon it or the Collateral when due, unless the Debtor shall in good faith contest its obligations so to pay and shall furnish such security as the Secured Party may require; or

             (ii) all security interests, charges, encumbrances, liens and claims which rank or could in any event rank in priority to any security interest created by this Security Agreement, other than the charges or security interests, if any, shown in the Schedule hereto and those consented to in writing by the Secured Party;

       (f) forthwith pay all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) which may be incurred by the Secured Party in:

             (i)   inspecting the Collateral;

             (ii) negotiating, preparing, perfecting and registering this Security Agreement and other documents, whether or not relating to this Security Agreement;

             (iii) investigating title to the Collateral;

             (iv) taking, recovering, keeping possession of and insuring the Collateral; or

             (v) all other actions and proceedings taken in connection with the preservation of the Collateral and the enforcement of this Security Agreement and of any other security interest held by the Secured Party as security for the Obligations;

       (g) at the Secured Party's request at any time and from time to time execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the security interests and charges hereby created in favour of the Secured Party upon any of the Collateral;

       (h)   notify the Secured Party promptly of:

             (i) any change in the information contained herein relating to the Debtor, its address, its business or the Collateral;

             (ii)  the details of any material acquisition of the Collateral;

             (iii) any material loss or damage to the Collateral;

             (iv) any material default by any account debtor in payment or other performance of his obligations to the Debtor with respect to any Accounts; or

             (v) the return to or repossession by the Debtor of the Collateral where such return or repossession of the Collateral is material in relation to the business of the Debtor;

       (i) prevent the Collateral, other than Inventory sold, leased, or otherwise disposed of as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

       (j) permit the Secured Party and its representatives, at all reasonable times, access to all its property, assets and undertakings and to all its books of account and records for the purpose of inspection and render all assistance necessary for such inspection; and

       (k) deliver to the Secured Party from time to time promptly upon request:

             (i) any documents of title, instruments, securities and chattel paper; constituting, representing or relating to Collateral;

             (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same;

             (iii) all financial statements prepared by or for the Debtor regarding the Debtor's business;

             (iv) all policies and certificates of insurance relating to the Collateral; and

             (v) such information concerning the Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may require.

7.2 The Debtor, if a company, covenants that at all times while this Security Agreement remains in effect, without the prior written consent of the Secured Party, it will not:

       (a)   declare or pay any dividends;

       (b) purchase or redeem any of its shares or otherwise reduce its share capital;

       (c)   become guarantor of any obligation; or

       (d) become an endorser in respect of any obligation or otherwise become liable upon any note or other obligation other than bills of exchange deposited to the bank account of the Debtor.

8.     PERFORMANCE OF OBLIGATIONS

If the Debtor fails to perform its Obligations hereunder, the Secured Party may, but shall not be obliged to, perform any or all of such Obligations without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred in connection therewith shall be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Obligations and such amounts shall be a charge upon and security interest in the Collateral in favour of the Secured Party prior to all claims subsequent to this Security Agreement.

9.     RESTRICTIONS ON SALE OR DISPOSAL OF COLLATERAL

9.1 Except as herein provided, without the prior written consent of the Secured Party the Debtor will not:

       (a)   sell, lease or otherwise dispose of the Collateral;

       (b)   release, surrender or abandon possession of the Collateral; or

       (c)   move or transfer the Collateral from its present location.

9.2 Provided that the Debtor is not in default under this Security Agreement, at any time without the consent of the Secured Party the Debtor may lease, sell, license, consign or otherwise deal with items of Inventory in the ordinary course of its business and for the purposes of carrying on its business.

10.    DEFAULT

The Debtor shall be in default under this Security Agreement, unless waived by the Secured Party, in any of the following events:

       (a) the Debtor makes default in payment when due of any indebtedness or liability of the Debtor to the Secured Party; or

       (b) the Debtor is in breach of any term, condition, obligation or covenant to the Secured Party, or any representation or warranty to the Secured Party is untrue, whether or not contained in this Security Agreement; or

       (c) the Debtor makes an assignment for the benefit of its creditors, is declared bankrupt, makes a proposal or otherwise takes advantage of provisions for relief under any bankruptcy or insolvency legislation or any proceedings shall be instituted against the Debtor seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any part of its property, or the Debtor shall take any corporate action to authorize any of the actions set forth above; or

       (d) a receiver, receiver and manager or receiver-manager of all or any part of the Collateral is appointed; or

       (e) an order of execution against the Collateral or any part thereof remains unsatisfied for a period of 10 days; or

       (f) without the prior written consent of the Secured Party, the Debtor creates or permits to exist any charge, encumbrance or lien on or claim against or any security interest in, any of the Collateral which ranks or could in any event rank in priority to or pari passu with any security interest or charge created by this Security Agreement; or

       (g) the holder of any other charge, encumbrance or lien on or claim against, or security interest in, any of the Collateral does anything to enforce or realize on such charge, encumbrance, lien, claim or security interest; or

       (h) if the Debtor is a company or a partnership, an order is made or an effective resolution is passed for winding up the Debtor; or

       (i) the Debtor, if a company, enters into any reconstruction, reorganization, amalgamation, merger or other similar arrangement with any other person; or

       (j) the Debtor, if an individual, dies or is declared incompetent by a court of competent jurisdiction; or

       (k) the Secured Party in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of any of the Obligations is impaired or that any of the Collateral is or is about to be placed in jeopardy.

11.    ENFORCEMENT

11.1 Upon any default under this Security Agreement the Secured Party may declare any or all of the Obligations not payable on demand to become immediately due and payable and the security hereby constituted will immediately become enforceable. To enforce and realize on the security constituted by this Security Agreement the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular without limiting the generality of the foregoing, the Secured Party may do any of the following:

       (a) appoint by instrument a receiver, receiver and manager or receiver-manager (the person so appointed is hereinafter called the "Receiver") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

       (b) enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents and its servants therefrom, without becoming liable as a mortgagee in possession;

       (c) preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Secured Party may deem advisable; or

       (d) sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale is on credit the Debtor will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received.

11.2 A Receiver appointed pursuant to this Security Agreement shall be the agent of the Debtor and not of the Secured Party and to the extent permitted by law or to such lesser extent permitted by its appointment, shall have all the powers of the Secured Party hereunder, and in addition shall have power to carry on the business of the Debtor and for such purpose from time to time to borrow money either secured or unsecured, and if secured by a security interest on any of the Collateral; such security interest may rank before or pari passu with or behind any security interest created by this Security Agreement, and if it does not so specify such security interest shall rank before the security interests created by this Security Agreement.

11.3 Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Security Agreement, all amounts realized from the disposition of Collateral pursuant to this Security Agreement will be applied as the Secured Party, in its absolute discretion, may direct as follows:

       (a) in payment of all costs, charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Secured Party in connection with or incidental to:

             (i) the exercise by the Secured Party of all or any of the powers granted to it pursuant to this Security Agreement; or

             (ii) the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it pursuant to this Security Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver;

       (b) in or toward payment to the Secured Party of all principal and other monies (except interest) due in respect of the Obligations; and

       (c) in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Obligations. Subject to applicable law and the claims, if any, of other creditors of the Debtor, any surplus will be paid to the Debtor.

12.    DEFICIENCY

If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full the Debtor will immediately pay to the Secured Party the amount of such deficiency.

13.    RIGHTS CUMULATIVE

All rights and remedies of the Secured Party set out in this Security Agreement are cumulative and no right or remedy contained herein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or in any existing or future security agreement or now or hereafter existing at law, in equity or by statue, or pursuant to any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

14.    LIABILITY OF SECURED PARTY

The Secured Party shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfillment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as herein provided, nor shall the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor nor shall the Secured Party, in the case of securities, instruments or chattel paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral identifiable. The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than aforesaid.

15.    APPOINTMENT OF ATTORNEY

The Debtor hereby irrevocably appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances or consents that the Debtor is obliged to sign, endorse or execute and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Secured Party or the Receiver, as the case may be, pursuant to this Security Agreement.

16.    ACCOUNTS

Notwithstanding any other provision of this Security Agreement, the Secured Party may collect, realize, sell or otherwise deal with the Accounts or any part thereof in such manner, upon such terms and conditions and at such time or times, whether before or after default, as may seem to it advisable, and without notice to the Debtor. All monies or other forms of payment received by the Debtor in payment of any Account will be received and held by the Debtor in trust for the Secured Party.

17.    APPROPRIATION OF PAYMENTS

Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

18.    LIABILITY TO ADVANCE

None of the preparation, execution, perfection and registration of this Security Agreement or the advance of any monies shall bind the Secured Party to make any advance or loan or further advance or loan, or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

19.   WAIVER

The Secured Party may from time to time and at any time waive in whole or in part any right, benefit or default under any clause of this Security Agreement but any such waiver of any right, benefit or default on any occasion shall be deemed not to be a waiver of any such right, benefit or default thereafter, or of any other right, benefit or default, as the case may be.

20.    NOTICE

Notice may be given to either party by sending it through the post by prepaid mail or by delivery to the party for whom it is intended, at the principal address of such party provided herein or at such other address as may be given in writing by such party to the other, and any notice if posted shall be deemed to have been given at the expiration of three business days after posting and if delivered, on delivery.

21.    EXTENSIONS

The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests, and otherwise deal with the Debtor, account debtors of the Debtor, sureties and others and with the Collateral and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize on the security constituted by this Security Agreement.

22.    NO MERGER

This Security Agreement shall not operate so as to create any merger or discharge of any of the Obligations, or any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever. The taking of a judgment with respect to any of the Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

23.    ASSIGNMENT

The Secured Party may, without further notice to the Debtor, at any time assign, transfer or grant a security interest in this Security Agreement and the security interests granted hereby. The Debtor expressly agrees that the assignee, transferee or secured party, as the case may be, shall have all of the Secured Party's rights and remedies under this Security Agreement and the Debtor will not assert any defense, counterclaim, right of set-off or otherwise any claim which it now has or hereafter acquires against the Secured Party in any action commenced by such assignee, transferee or secured party, as the case may be, and will pay the Obligations to the assignee, transferee or secured party, as the case may be, as the Obligations become due.

24.    SATISFACTION AND DISCHARGE

Any partial payment or satisfaction of the Obligations, or any ceasing by the Debtor to be indebted to the Secured Party, shall be deemed not to be a redemption or discharge of this Security Agreement. The Debtor shall be entitled to a release and discharge of this Security Agreement upon full payment and satisfaction of all Obligations and upon written request by the Debtor and payment to the Secured Party of all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own clients basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

25.    ENUREMENT

This Security Agreement shall enure to the benefit of the Secured Party and its successors and assigns, and shall be binding upon the respective heirs, executors, personal representatives, successors and permitted assigns of the Debtor.

26.    INTERPRETATION

26.1   In this Security Agreement:

       (a) "Collateral" has the meaning set out clause 1 hereof and any reference to Collateral shall, unless the context otherwise requires, be deemed a reference to Collateral as a whole or any part thereof; and

       (b) "Debtor" and the personal pronoun "it" or "its" and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used depending upon whether the Debtor is one or more individuals, corporations or partnerships and if more than one, shall apply and be binding upon each of them severally.

26.2 The invalidity or unenforceability of the whole or any part of any clause of this Security Agreement shall not affect the validity or enforceability of any other clause or the remainder of such clause.

26.3 The headings of the clauses of this Security Agreement have been inserted for reference only and do not define, limit, alter or enlarge the meaning of any provision of this Security Agreement.

26.4   This Security Agreement shall be governed by the laws of Pennsylvania.

27.    COPY OF AGREEMENT AND FINANCING STATEMENT

The Debtor hereby:

       (a)   acknowledges receiving a copy of this Security Agreement, and

       (b) waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement or verification statement filed at any time in respect of this Security Agreement.

IN WITNESS WHEREOF the Debtor has executed this Security Agreement effective the date first above written.

SIGNED, SEALED and DELIVERED      )
by ICHOR SERVICES, INC.           )
in the presence of:               )       ICHOR SERVICES, INC.
                                  )
                                  )
------------------------------    )   Per:
Witness                           )       --------------------
                                  )
------------------------------    )
Address                           )
                                  )
------------------------------    )
                                  )
------------------------------    )
Occupation                        )


Principal Address of Debtor:

300 Oxford Drive
Monroeville, Pennsylvania 15146